UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 6, 2002
                                                         ----------------


                                BARNES GROUP INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                    1-04801              06-0247840
   ----------------------------        ------------       -------------------
   (State or other jurisdiction        (Commission           (IRS Employer
         of incorporation              File Number)       Identification No.)

        123 Main Street, Bristol, Connecticut                      06010
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      (Address of Principal Executive Offices)                  (Zip Code)

                                 (860) 583-7070
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               Registrant's telephone number, including area code

                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 6, 2003, Barnes Group Inc. (the "Company") purchased all of the membership interests of Kar Products, LLC ("Kar") from GC-Sun Holdings II, L.P. ("GC-Sun"), and Barnes Group Canada Corp., a Canadian subsidiary of the Company ("Barnes Canada"), purchased certain assets and the business of, and assumed all of the liabilities (other than certain environmental and tax liabilities) of, A. & H. Bolt & Nut Company Ltd. ("A&H Bolt"). GC-Sun and A&H Bolt are affiliates of Glencoe Capital Partners II, L.P. ("Glencoe"). The Company's purchase of the Kar membership interests (the "US Acquisition") and Barnes Canada's purchase of the A&H Bolt assets and assumption of the A&H Bolt liabilities (the "Canadian Acquisition") were consummated pursuant to the terms of that certain Membership Interest and Asset Purchase Agreement dated as of January 15, 2003, by and among the Company, Barnes Canada, Kar, A & H Bolt, GC-Sun, A & H Bolt Holdings, Inc., GC-Sun, Inc., GC-Sun G.P. II, Inc., GC-Sun G.P., Inc. and GC-Sun Holdings, L.P. (the "Purchase Agreement").

          The aggregate purchase price for the US Acquisition was US $74.5 million, and the aggregate purchase price for the Canadian Acquisition was US $4.0 million plus the assumption of the liabilities of A&H Bolt assumed by Barnes Canada. The aggregate purchase price is subject to adjustment upward and downward based upon any difference between $29.1 million and the consolidated net worth of Kar and A&H Bolt as of February 5, 2003, determined in accordance with the Purchase Agreement. The purchase price was determined through negotiations conducted on an arms' length basis between the Company, Kar, A&H Bolt, GC-Sun and Glencoe. During such negotiations, the parties considered, among other things, the business and operations of Kar and A&H Bolt, their customer, vendor and employee relationships, the condition of their assets, their respective financial condition, the market for their services and their future business prospects. Prior to the commencement of negotiations, there was no material relationship between the parties or their respective affiliates, directors, officers or associates.

          The purchase price for the US Acquisition was satisfied by: (i) the issuance by the Company to GC-Sun of 923,506 shares of common stock of the Company, and (ii) the payment by the Company of cash of US $56,000,000 which was funded with proceeds from borrowings by the Company under its revolving credit agreement with eleven (11) banks led by Fleet Bank. The purchase price for the Canadian Acquisition was paid by Barnes Canada from existing cash resources. The Company granted certain registration rights to GC-Sun for the registration under the Securities Act of 1933 of the shares of common stock issued to it in the US Acquisition.

          The assets of Kar and those of A&H Bolt that were the subject of the Canadian Acquisition consisted primarily of inventory, agreements with customers, vendors and employees, trademarks and the goodwill associated therewith, employee benefit plans, and real property leases. Neither the Company nor Barnes Canada acquired, directly or indirectly, title to any real property as part of either transaction. As part of the Canadian Acquisition, Barnes Group Canada has made employment offers to substantially all of the employees of A&H Bolt.

          Kar is in the business of the distribution of maintenance and repair parts, fasteners, electrical components, chemicals, fluid flow, tools and other related items (the "Business") in the

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United States, Mexico and Puerto Rico. The assets purchased from A&H Bolt in the
Canadian Acquisition were used by A&H Bolt in the conduct of the Business in Canada. The Company intends, directly and through its subsidiaries, to continue to use the assets of Kar and A&H Bolt to conduct the Business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of Kar and for the acquired business of A&H Bolt will be filed by an amendment to this report, which amendment the Company expects to file on or before April 22, 2003.

          (b) Pro Forma Financial Information will be filed by an amendment to this report, which amendment the Company expects to file on or before April 22, 2003.

          (c) The following exhibits are filed as part of this Report:

   Exhibit Number                            Exhibit Name
   --------------                            ------------

    Exhibit 2.1 Membership Interest and Asset Purchase Agreement dated as of January 15, 2003 by and among Barnes Group Inc., Barnes Group Canada Corp., Kar Products, LLC, A. & H. Bolt & Nut Company Ltd., Sunsource Canada Investment Company, GC-Sun Holdings II, L.P., A & H Bolt Holdings, Inc., GC-Sun, Inc., GC-Sun G.P. II, Inc., GC-Sun G.P., Inc., and GC-Sun Holdings, L.P.

    Exhibit 4.1            Registration Rights Agreement dated as of
                           February 6, 2003 by and between Barnes Group Inc. and GC-Sun Holdings II, L.P.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 20, 2003                      BARNES GROUP INC.


                                                By:  /s/Signe S. Gates
                                                     ---------------------------
                                                Name:    Signe S. Gates
                                                Title:   Senior Vice President,
                                                         General Counsel and
                                                         Secretary


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                                  EXHIBIT INDEX

Exhibit Number                  Exhibit Name                         Location
--------------                  ------------                         --------
 Exhibit 2.1        Membership Interest and Asset                 Filed herewith
                    Purchase Agreement dated as of January
                    15, 2003 by and among Barnes Group Inc.,
                    Barnes Group Canada Corp., Kar Products,
                    LLC, A. & H. Bolt & Nut Company Ltd.,
                    Sunsource Canada Investment Company,
                    GC-Sun Holdings II, L.P., A & H Bolt
                    Holdings, Inc., GC-Sun, Inc., GC-Sun G.P.
                    II, Inc., GC-Sun G.P., Inc., and GC-Sun
                    Holdings, L.P.

 Exhibit  4.1       Registration Rights Agreement dated           Filed herewith
                    as of February 6, 2003 by and between
                    Barnes Group Inc. and GC-Sun Holdings II,
                    L.P.